Exhibit 10.9

June 11, 2014

To:	The Lenders listed on the attached Schedule of Lenders

Re:	Purchase of Demand Notes of Xtera Communications, Inc. (the “Borrower”)

Ladies and Gentlemen:

This letter sets forth the agreement between the Borrower and the Lenders set forth on the Schedule of Lenders attached hereto (the “Lenders”) regarding the terms of the proposal to loan the amounts set forth on the Schedule of Lenders, which aggregates to at least $2,000,000, pursuant to the Demand Notes issued on or about June 12, 2014 (the “Demand Notes”) which shall be repaid, with interest, within six months of the date of issuance. This letter agreement shall not be effective or binding on any party until executed and delivered by that party.

NOW, THEREFORE, in consideration for the agreements and covenants set forth below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties hereto agree as follows:

1.	Purchase of Demand Note. Each Lender severally agrees to lend to the Borrower the amount set forth opposite such Lender’s name on the Schedule of Lenders attached hereto against the issuance and delivery by the Borrower of a Demand Note for such amount, with a maximum aggregate principal amount of $2.0 million.

2.	Interest Rate. Each Demand Note shall accrue interest at a rate equal to 12% annually.

3.	Repayment of Demand Note. The principal value plus accrued interest of each Demand Note shall be repaid within six months of the date of issuance. Each Lender shall have the right to demand repayment after 30 days from the date of issuance. A minimum of one month’s interest shall be paid, even if the Demand Notes are repaid earlier than the date that is 30 days from the date of issuance. The Borrower will promptly notify all Lenders upon its receipt of any demand for repayment of the Demand Notes, and payment of the Demand Notes shall be made pro rata with respect to all Lenders demanding repayment.

4.	Miscellaneous. This letter agreement shall be governed by the laws of the State of Texas. Whenever possible, each provision of this letter agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this letter agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this letter agreement. This letter agreement may be executed in one or more counterparts.

*  *  *

IN WITNESS WHEREOF, the parties hereto have duly executed this letter agreement as of the date first written above.

XTERA COMMUNICATIONS, INC.

/s/ Jack Owen
Jack Owen
Vice President, Finance

Signature page to

Xtera Communications, Inc.

Letter of Intent

IN WITNESS WHEREOF, the parties hereto have duly executed this letter agreement as of the date first written above.

ARCH VENTURE FUND VI, L.P.

/s/ Arch Venture Fund VI, L.P.
Name:
Title:

Signature page to

Xtera Communications, Inc.

Letter of Intent

IN WITNESS WHEREOF, the parties hereto have duly executed this letter agreement as of the date first written above.

/s/ Jon W. Bayless
Jon W. Bayless

Signature page to

Xtera Communications, Inc.

Letter of Intent

IN WITNESS WHEREOF, the parties hereto have duly executed this letter agreement as of the date first written above.

/s/ Clifford H. Higgerson
Clifford H. Higgerson

Signature page to

Xtera Communications, Inc.

Letter of Intent

IN WITNESS WHEREOF, the parties hereto have duly executed this letter agreement as of the date first written above.

/s/ Jon Hopper
Jon Hopper

Signature page to

Xtera Communications, Inc.

Letter of Intent

IN WITNESS WHEREOF, the parties hereto have duly executed this letter agreement as of the date first written above.

KRAMLICH LIVING TRUST U/A/D 6/1/94,

/s/ Richard C. Kramlich
Richard C. Kramlich
Trustee

Signature page to

Xtera Communications, Inc.

Letter of Intent

IN WITNESS WHEREOF, the parties hereto have duly executed this letter agreement as of the date first written above.

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
VANTAGEPOINT VENTURE PARTNERS IV, L.P.
VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By:	VantagePoint Venture Associates IV, L.L.C.

By:	/s/ Alan E. Salzman
Alan E. Salzman, Managing Member

Signature page to

Xtera Communications, Inc.

Letter of Intent

IN WITNESS WHEREOF, the parties hereto have duly executed this letter agreement as of the date first written above.

THE WELLCOME TRUST LIMITED
As trustee of the Wellcome Trust

/s/ Peter P. Gray
Name:	Peter Pereira Gray
Title:	Managing Director

Signature page to

Xtera Communications, Inc.

Letter of Intent

SCHEDULE OF LENDERS

Lender	Amount
Jon Hopper	$125,000
Cliff Higgerson	$375,000
Wellcome Trust	$250,000
Vantage Point	$250,000
Richard Kramlich	$250,000
Arch Ventures	$500,000
Jon Bayless	$250,000

Total	$2,000,000